UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

Everyday Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36371	80-0036062
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

345 Hudson Street, 16th Floor

New York, NY 10014

(Address of principal executive office)

(646) 728-9500

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 11, 2015, Everyday Health, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) to report its acquisition of Tea Leaves Health, LLC, a Georgia limited liability company (“Tea Leaves”), pursuant to a Membership Interest Purchase Agreement, by and among the Company, Tea Leaves, Reuben Kennedy, as the Sellers’ Representative, and the Sellers named therein. The Company is obligated to file the financial statements and the pro forma financial information as required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Report was required to be filed. This Form 8-K/A is filed to amend the Report to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Tea Leaves as of and for the years ended December 31, 2014 and 2013 and notes related thereto are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited balance sheet as of June 30, 2015 and the unaudited statements of income (loss) and members’ deficit, and cash flows for the six months ended June 30, 2015 and 2014 of Tea Leaves and notes related thereto are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 and notes related thereto are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of R.D. McClendon CPA, P.C., Independent Auditors of Tea Leaves.

99.1	Audited financial statements of Tea Leaves as of and for the years ended December 31, 2014 and 2013 and notes related thereto.

99.2	Unaudited balance sheet as of June 30, 2015 and unaudited statements of income (loss) and members’ deficit, and cash flows for the six months ended June 30, 2015 and 2014 of Tea Leaves and notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everyday Health, Inc.

Date: October 21, 2015	By:	/s/ Alan Shapiro
Name: Alan Shapiro
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of R.D. McClendon CPA, P.C., Independent Auditors of Tea Leaves.

99.1	Audited financial statements of Tea Leaves as of and for the years ended December 31, 2014 and 2013 and notes related thereto.

99.2	Unaudited balance sheet as of June 30, 2015 and unaudited statements of income (loss) and members’ deficit, and cash flows for the six months ended June 30, 2015 and 2014 of Tea Leaves and notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 and notes related thereto.